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                                                                 EXHIBIT 10.4(d)

                         RESOLUTION APPROVING AMENDMENT
                    TO THE AIR PRODUCTS AND CHEMICALS, INC.
                      PENSION PLAN FOR SALARIED EMPLOYEES
                     AND THE PENSION PLAN FOR HOURLY RATED
                 EMPLOYEES OF AIR PRODUCTS AND CHEMICALS, INC.
                                 (THE "PLANS")


     WHEREAS, the Plans prescribe mortality tables to be used for converting Plan benefits to actuarial equivalence, and

     WHEREAS it has been recommended to this Committee that the mortality table prescribed in the Plans' definition of Actuarial Equivalent be updated,

     NOW THEREFORE, BE IT RESOLVED, that Article 1 of each of the Plans shall be amended to provide that the life expectancy assumptions for determining Actuarial Equivalent defined therein shall be based on the most recent commissioners' standard tables prescribed by the National Association of Insurance Commissioners for computing reserves for group annuity contracts; and

     RESOLVED FURTHER, that the proper officers of the Company be, and they each hereby are, authorized and empowered, in the name and on behalf of the Company, to make, execute and deliver such instruments, documents and certificates and to do and perform such other acts and things as may be necessary or appropriate to accomplish the amendments of the Plans, as aforesaid, and to carry out the intent and accomplish the purpose of these resolutions, including, without limitation, making such amendments and other revisions in the respective Plans and the texts thereof as may be required, in their discretion and upon advice of counsel to the Company, to effect the foregoing amendments and for compliance with applicable law or by the Internal Revenue Service for the continuing qualification of the Plans or the trust funds established therefor.




                                                     APCI MANAGEMENT DEVELOPMENT
                                                     AND COMPENSATION COMMITTEE

                                                               20 September 1995